                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 File No. 333-67127 and File No. 333-47043.




                                                     ARTHUR ANDERSEN LLP


Indianapolis, Indiana,
February 22, 2002.